Exhibit 10.4

Execution Version

JOINDER TO ABL CREDIT AGREEMENT

This Joinder (this “Joinder”) to that certain ABL Credit Agreement (as defined herein) is dated as of April 29, 2025, by QXO BUILDING PRODUCTS, INC. a Delaware corporation (formerly known as BEACON ROOFING SUPPLY, INC. prior to the Merger)  (the “Surviving Borrower”).

W I T N E S S E T H:

A.       Reference is made to that certain Asset-Based Revolving Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), by and among Queen HoldCo, LLC, a Delaware limited liability company, Queen MergerCo, Inc., a Delaware corporation (“Merger Sub”), the Lenders party thereto from time to time and Citibank, N.A., as administrative agent for the Lenders.  All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the ABL Credit Agreement.

B.           The Surviving Borrower has become on the date hereof a successor by merger to Merger Sub.

C.        The Surviving Borrower desires to become a party to, and bound by the terms of, the ABL Credit Agreement and the other Loan Documents as the Borrower thereunder.

NOW, THEREFORE, the Surviving Borrower hereby agrees as follows:

1.
Joinder and Assumption of Obligations.  Effective as of the date of this Joinder, the Surviving Borrower hereby acknowledges that it has received and reviewed a copy of the ABL Credit Agreement, and hereby:

a.	joins in the execution of, and becomes a party to, the ABL Credit Agreement as the Borrower thereunder, as indicated by its signature below;

b.
covenants and agrees to be bound by all covenants, agreements, liabilities and acknowledgments of the Borrower under the ABL Credit Agreement and the other Loan Documents to which the Borrower is a party, in each case, with the same force and effect as if the Surviving Borrower was a signatory to the ABL Credit Agreement and such other Loan Documents; and

c.	assumes and agrees to perform all applicable duties and Obligations of the Borrower under the ABL Credit Agreement and such other Loan Documents.

2.
Representations and Warranties.  The Surviving Borrower hereby makes as of the date hereof all representations, warranties and other statements of the Borrower made on the date hereof under the ABL Credit Agreement and the other Loan Documents to which the Borrower is a party, in each case, with the same force and effect as if the Surviving Borrower was a signatory to the ABL Credit Agreement and such other Loan Documents.

3.	Conditions Precedent to Effectiveness. This Joinder shall not be effective until each of the following conditions precedent have been fulfilled:

a.	this Joinder shall have been duly executed and delivered by the Surviving Borrower; and

b.	the Merger shall have been consummated.

4.	Miscellaneous.

a.	Delivery by electronic .pdf copy of an executed signature page to this Joinder shall be effective as execution and delivery of this Joinder.

b.
Any determination that any provision of this Joinder or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder.

c.
THIS JOINDER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THAT COULD RESULT IN THE APPLICATION OF ANY OTHER LAW).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Joinder to be duly executed and delivered by its proper and duly authorized officer as of the date set forth above.

SURVIVING BORROWER:

QXO BUILDING PRODUCTS, INC.

By:	/s/ Christopher Signorello
Name: Christopher Signorello
Title: Chief Legal Officer

[Signature Page to ABL Credit Agreement Joinder]